UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PennyMac Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PENNYMAC FINANCIAL SERVICES, INC.

3043 TOWNSGATE ROAD

WESTLAKE VILLAGE, CA 91361

D80429-P68205

Your Vote Counts!

PENNYMAC FINANCIAL SERVICES, INC.

2022 Annual Meeting

Vote by May 23, 2022

11:59 PM ET

You invested in PENNYMAC FINANCIAL SERVICES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 24, 2022.

Get informed before you vote

View the Notice of 2022 Annual Meeting of Stockholders, Proxy Statement and 2021 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	To elect the eleven (11) director nominees identified in the enclosed Proxy Statement to serve on our Board of Directors, each for a one-year term expiring at the 2023 Annual Meeting of Stockholders.

Nominees:

1a.	David A. Spector	For

1b.	James K. Hunt	For

1c.	Jonathon S. Jacobson	For

1d.	Patrick Kinsella	For

1e.	Anne D. McCallion	For

1f.	Joseph Mazzella	For

1g.	Farhad Nanji	For

1h.	Jeffrey A. Perlowitz	For

1i.	Lisa M. Shalett	For

1j.	Theodore W. Tozer	For

1k.	Emily Youssouf	For

2.	To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

3.	To approve our 2022 Equity Incentive Plan.	For

4.	To approve, by non-binding vote, our executive compensation.	For

NOTE: To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

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D80430-P68205